UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): March 17, 2008

DEVCON INTERNATIONAL CORP.

(Exact Name of Company as Specified in Its Charter)

Florida	000-07152	59-0671992
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive office)

Company’s telephone number, including area code (561) 208-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On March 17, 2008, certain subsidiaries of Devcon International Corp. (the “Company”) entered into that certain Waiver and Sixth Amendment to Credit Agreement, dated as of March 14, 2008 (the “Amendment”), with CapitalSource Finance LLC (“CapitalSource”), as Agent for the Lenders parties thereto and as a Lender, pursuant to which that certain Credit Agreement, dated as of November 10, 2005, as amended (the “Credit Agreement”), was further amended to adjust certain covenants for future operating performance and waive compliance with certain covenants with which the Company had not complied during the months of December 2007 and January 2008 and with which the Company will not comply during the month of February 2008. The Amendment is effective as of March 14, 2008.

Specifically, the Amendment adjusts the Maximum Attrition Ratio required under the Credit Agreement (i) for the period beginning on March 14, 2008 and ending on July 31, 2008 to 13.00%; (ii) for the period beginning August 1, 2008 and ending December 31, 2008 to 12.75%; and (iii) for the period beginning January 1, 2009 and thereafter to 12.50%. Also, under the terms of the Amendment the Applicable Base Rate Margin was revised to be 5.00% and the Applicable LIBOR Margin was revised to be 6.50%. Additionally, under the terms of the Amendment, for purposes of calculating interest, the Base Rate will not be less than 6.00% and the LIBOR Rate will not be less than 3.00% so that, as of the date of this Current Report, the Company’s new effective interest rate under the Credit Agreement is LIBOR plus 6.50% and its new minimum interest rate is 9.50%.

Other than the Company’s relationship with CapitalSource as the Company’s senior lender under the Credit Agreement and with an affiliate of CapitalSource that owns certain shares of the Company’s Series A Convertible Preferred Stock, the Company is not aware of any material relationship between the Company and CapitalSource. The foregoing description of the Amendment is qualified in its entirety by reference to the terms of the Amendment which are attached to this Current Report on Form 8-K as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired

Not Applicable.

(b)	Pro Forma Financial Information

Not Applicable.

(c)	Exhibits

Exhibit

No.	Document
10.1	Waiver and Sixth Amendment to Credit Agreement, dated as of March 14, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Date: March 20, 2008	By:	/s/ Robert Farenhem
	Name:	Robert Farenhem
	Title:	President

INDEX TO EXHIBITS

Exhibit No.	Exhibit Title
10.1	Waiver and Sixth Amendment to Credit Agreement, dated as of March 17, 2008.